SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                                 March 18, 1999
                              --------------------
                                 Date of Report
                        (Date of earliest event reported)





                            Electropharmacology, Inc.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)





           Delaware                       0-25828                 95-4315412
           --------                       -------                 ----------
(State or other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)


          1109 N.W. 13th Street
           Gainesville, Florida                                    32601
           --------------------                                    -----
(Address of Principal Executive Offices)                         (Zip Code)


                                 (352) 367-9088
                                 --------------
              (Registrant's telephone number, including area code)

Item 4.  Changes in Registrant's Certifying Accountants

         (a)      Previous Independent Accountants

                  (i) Electropharmacology, Inc. ("the Company") advised representatives of Ernst & Young LLP ("Ernst & Young") that Ernst & Young would no longer be engaged as the independent accountants to audit the Company's financial statements for the fiscal year ending December 31, 1998 and terminated the relationship effective March 12, 1999.

                  (ii) Registrant's decision to change accountants was based on the amount of professional fees charged by Ernst & Young in the previous two years.

                  (iii) Ernst & Young's audit reports on the Company's financial statements for the past two fiscal years ending December 31, 1997 were qualified as to uncertainty due to the Company's significant recurring operating losses, working capital deficit and net capital deficiency which raised substantial doubt about the Company's ability to continue as a going concern.

                  (iv) The decision to change the accountants was recommended by the Audit Committee of the Board of Directors and approved by the Board of Directors of the Company.

                  (v) In connection with its audits for the two most recent fiscal years ended December 31, 1997 and during the subsequent interim periods, there have been no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure which disagreement, if not resolved to the satisfaction of Ernst & Young, would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

                  (vi) During the Company's two most recent fiscal years, and during the subsequent interim periods, no "reportable events" (as described in Item 304(a)(1)(v) of Regulation S-K) have occurred.

         (b)      New Independent Accountants

                            (i) The Company engaged Sweeney, Gates & Company as
its new independent accountants effective March 16, 1999. During the two most recent fiscal years and through March 16, 1999, the Company has not consulted with Sweeney, Gates & Company concerning the Company's financial statements, including the application of accounting principles to a specified transaction (proposed or completed) or the type of audit opinion that might be rendered on the Company's financial statements or any matter that was either the subject of a "disagreement" or "reportable event" (as such terms are defined in Item 304 of Regulation S-K) with the previous independent accountants.

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


Item 7.  Financial Statements and Exhibits

         (c)       Exhibits:

         Exhibit      Exhibit
         Number       -------
         ------

            1. Letter dated March 18, 1999 from Ernst & Young LLP to the Securities and Exchange Commission regarding Form 8-K dated March 18, 1999 of the Company.


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Electropharmacology, Inc.




                                     By:  /s/ Arup Sen
                                          -------------------------------------
                                          Arup Sen
                                          President and Chief Executive Officer

March 18, 1999

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